UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

CIMG Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

6107, 6th Floor, Building C4, No.1 Huangchang West Road,

Dougezhuang, Chaoyang District, Beijing, China, 100124

(Address of principal executive offices)

+ 86 18518579917

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Effective as of December 19, 2024, Jinmei Guo Hellstroem was appointed by the board of directors (the “Board”) as independent member of the Board and the chairman of the compensation committee.

Ms. Jinmei Guo Hellstrom, a resident of Sweden, graduated from Bohai University in Liaoning in 1997. She has held senior management positions at Dalian Tianfu Hotel and Shanghai Diweis Enterprise Development Co., Ltd. Since 2014, she has been serving as the CEO of Trend Interior Trading Co., Ltd. in Sweden.

Ms. Hellstrom is a senior manager with extensive theoretical knowledge and practical experience. She has previously held senior executive roles, including Marketing Director at a prominent large hotel, Sales Director at a major import and export company, and General Manager of a large group corporation. Ms. Hellstrom has specialized expertise in business management, with a particular focus on integrated marketing strategies and team development.

Neither Ms. Hellstroem, nor either of their immediate family members (within the meaning of Item 404 of Regulation S-K), had or will have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understanding between the new directors and any other persons, naming such persons, pursuant to which such directors were selected as a director.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIMG Inc.

Dated: December 20, 2024	By:	/s/ Jianshuang Wang
	Name:	Jianshuang Wang
	Title:	Chief Executive Officer